Exhibit 99.1

 ADMA Biologics  Realizing the Potential of Specialty Biologicswith Groundbreaking Immunotechnology  March 2024  NASDAQ: ADMA

 Forward-Looking Statements  This presentation contains "forward-looking statements," pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. and its subsidiaries (collectively, “we,” “our” or the “Company”), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “potential,” “possible,” “forecast,” “intend,” “target,” “anticipate,” “plan,” “expect,” “believe,” “will,” “is likely,” “will likely,” “should,” “could,” “would,” “may” or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products; our plans to expand our pipeline with differentiated immune globulin product candidates in development; potential near and mid-term value creation through certain milestones; the possibility of expanding our product portfolio with additional specialty immune globulin products; product expansions into new fields of use, indications, target populations and product candidates, and the labeling or nature of any such approvals; our dependence upon our third-party and related party customers and vendors and their compliance with regulatory bodies; our ability to obtain adequate quantities of U.S. Food and Drug Administration (“FDA”)-approved plasma with proper specifications; the likelihood and timing of FDA action with respect to any further filings by the Company; the expected financial, strategic and commercial benefits of our FDA- approved SA25 Workcell aseptic fill finish machine; results of clinical development; the potential of specialty plasma-derived biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease (“PI”); expected market size growth in the U.S. immune globulin market; our ability to market and promote our products in the competitive environment and to generate meaningful revenues; our estimated revenue potential and related timing; certain revenue opportunities; future financial guidance; our estimated revenue growth relative to our competitors; our production capacity and yield and ability to increase such capacity and yield; our ability to increase market share and grow revenue through anticipated product launches as well as expected peak market share; estimated global supply and demand for plasma; the estimated value of our Boca Raton manufacturing facility; potential clinical trial initiations; potential investigational new product applications, Biologics License Applications, and expansion plans; our intellectual property position, including our expectations of the scope of patent protection with respect to our products or other future pipeline product candidates; the achievement of clinical and regulatory milestones; our manufacturing capabilities; third-party contractor capabilities and strategy; our plans relating to manufacturing, supply and other collaborative agreements; potential contract manufacturing opportunities and sales of our immune globulin products and intermediates; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels for our currently marketed products and estimates regarding market size; projected growth and sales for our existing products as well as our expectations of market acceptance of BIVIGAM® and ASCENIV™; future economic conditions and performance; commercialization efforts relating to our products and the runway and limitation of our available cash; and our ability to identify alternative sources of cash. The forward-looking statements contained herein represent the Company’s estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation, except as otherwise required by the federal securities laws. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by these forward-looking statements, including, but not limited to, the continued safety and efficacy of, and our ability to obtain and maintain regulatory approvals of, our current products as well as our plans to increase our supplies of plasma; regulatory processes and interpretations of final data of our products and product candidates; acceptability of any of our products for any purpose, by physicians, patients or payers; concurrence by the FDA with our conclusions and the satisfaction by us of its guidance the risks; and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

 Who We Are: A Specialty Biologics Company   ADMA Biologics i4 an end-to-end commercial biopharmaceutical company committed to manufacturing, marketing and developing specialty biologics for the prevention and treatment of infectious diseases in the immune compromised and other patients at risk for infection   3  ADMA Biologics is an end-to-end BioPharma company leading the way as a producer of specialtyplasma-derived biologics  Three FDA-approved products:  ASCENIV™ (Immune Globulin Intravenous, Human–slra)  BIVIGAM®(Immune Globulin Intravenous, Human)  NABI-HB®(Hepatitis B Immune Globulin, Human)   Intellectual Property:  Patents and proven immunotechnology that has forged a new path forward in improving the lives of the immune compromised and other patients at risk for infection.  Contract manufacturing:  Full suite of CDMO and contract manufacturing organization (CMO) opportunities. Partner with us for your clinical-stage or commercial aseptic filling, packaging requirements, and our unique good manufacturing practice (GMP) testing  Optimized manufacturingprocesses:  Robust, sustainable, and controlled manufacturing process for producing our commercially available plasma-derived products  Plasma collection network:  10 state-of-the-art FDA-licensed facilities dedicated to the collection of human plasma equipped with experienced clinicians and credentialed staff for plasma collection and donor care  Corporate HeadquartersRamsey, NJ  Manufacturing FacilityBoca Raton, FL  640 Full Time Employees

 DIFFERENTIATION  VERTICAL INTEGRATION  ASSET DURABILITY  UPSIDE  STRONG BALANCE SHEET  Differentiated U.S. Specialty Biologics Opportunity in a Large and Growing End-Market    Vertically Integrated Supply Chain with Innovative Technology and Production Processes   Unique Scarcity Value and Asset Durability   Potential Upside Through Pipeline Products and Production Yield Enhancements  Strong Balance Sheet and Top Tier Earnings Growth Outlook   DIFFERENTIATION – VERTICAL INTEGRATION – IP – ASSET DURABILITY/SCARCITY  PIPELINE – YIELD ENHANCEMENT – FORECASTED GROWTH  High Growth, Profitable BioPharma Company Driving Innovation in the Specialty Biologics Market   ADMA Investment Highlights

 Differentiated Opportunity in a Large & Growing Market   One of six manufacturers in a historically undersupplied U.S. IG market  The only fully vertically integrated U.S.-domiciled fractionator   Four major producers (Grifols, CSL Behring, Shire and Octapharma) collectively account for >94% of U.S. IG market  Existing competitors are at or near capacity; ADMA is in early stages ofits growth and production ramp-up  ADMA is 1 of 6 Manufacturers in a Growing,Supply-Constrained U.S. Immunoglobulin (IG) Market  Comprehensive suite of three U.S. FDA-approved commercial IVIG products:   Standard IVIG (BIVIGAM), including a range of vial sizes and configurations   Hyperimmune IG portfolio, comprised of ASCENIV and Nabi-HB  ASCENIV is a unique IG and the only product in its class produced by blending normal plasma with hyperimmune plasma using ADMA’s patented methods   Nabi-HB protects against HBV infection among newly exposed individuals  Three FDA-Approved Products& Six Diversified Revenue Streams  U.S. IG Market: ~$10.5Bn Growing to $20Bn+  Source: The Plasma Proteins Market In The United States 2022, Marketing Research Bureau Inc., October 2022  1  ‘15-22 CAGR 12%  ADMA is 1 of 6 Manufacturers in a Growing,Supply-Constrained U.S. Immunoglobulin (IG) Market

 In-House Fill-Finish Functions   Vertically Integrated Supply Chain with Innovative Technology& Production Processes  10 plasma collection facilities FDA licensed  Contractually obligated third-party supply agreements expected to supplement the growing internal plasma collections  Well-positioned infrastructure to support near term revenue growth and ensure continuity of product supply into the supply-constrained U.S. IG market   End-to-end control of supply chain from plasma collection through plasma fractionation, purification, fill-finish and testing  Among an elite group of U.S.-based biologic drug manufacturers with comprehensive in-house control of critical manufacturing and testing functions   Operating in cGMP compliance with validated methods  Successful implementation of supply chain enhancements largely de-risks production scale-up and growth outlook   FDA approved In-house aseptic fill-finishing capabilities   Ongoing exploration of potentially accretive third-party fill-finish opportunities   SA25 Workcell anticipated to meet all internal production needs with additional idle capacity, potentially adding new third-party revenues   Plasma Supply Self-Sufficiency  End-to-End Control of Supply Chain  Manufacturing  Raw Material Collections  Filling & Packaging   Release & In-Process Testing   2

 Unique Scarcity Value and Asset Durability  Capital requirements, regulatory approvals and manufacturing lead time prohibit manufacturers from quickly increasing output and filling demand in end-market supply  Unique and complex manufacturing process with a long production cycle (7-12 months)  Market demand forecasted to outpace industry supply for the foreseeable future   Strict regulatory requirements for plasma-derived therapeutics governed by the FDA and state health departments  Validation, product registration and ultimate commercialization takes ~3 to 5+ years – all current and complete   ADMA operates in cGMP compliance across its manufacturing footprint as per recent FDA inspections and approvals  ADMA estimates, based upon publicly disclosed fractionator transactions, Boca Plant valuation estimated at $400M+ and ~5 years to complete registrations, clinical trials and construction of a cGMP-compliant fractionation plant and fill-finish facility of equivalent capacity to ADMA’s  Complex Manufacturing Process Validated and U.S. FDA Approved  Adhere to Strict RegulatoryRequirements With Data,Compliant SOPs and Processes In-Place  Significant Scarcity Valuefor ADMA’s Plant  ADMA acquires the Boca Raton facility and all rights to BIVIGAM  JUNE  2017  ADMA works diligently to bring manufacturing facility into FDA compliance  FDACompliance  JULY  2018  ADMA successfully obtains FDA approval for the optimized manufacturing process for BIVIGAM  MAY  2019  Source: Wall Street research  FDA Biologics inspection completed; achieved VAI compliance status   AUG  2021  FDACompliance  3

 Potential Upside Through Production Yield Enhancementsand New Product Pipeline Program   Current plant infrastructure supports well-defined pathway to $380M+ revenues by 2025  Advancing initiative to capture additional IG production yields from same quantities of starting plasma   Significant upside potential from production yield enhancement,if successful   Expected to benefit from market share gains as well as end-marketIG growth  Issued IP for commercial product to screen hyperimmunedonors, tailor compositions and form plasma pools IP protection through 2035  Attractive new product and label expansion opportunities for specialty IGs targeting patient populations with high unmet need. S. pneumonia hyperimmune patent estate extends into 2037  Published data supports potential evaluation of ASCENIV in immune-compromised patients and other respiratory viral pathogens in primary and secondary immune-deficient populations  Current Capacity Supports ~$380M+ 2025 Revenue;   Upside Potential from Production Yield Enhancements  Potential Hyperimmune Globulin Pipeline Expansion  ADMA’s Patented Immunotechnology  4  Screen and identify high-titer RSV plasma donors  Hyperimmune donors with sufficient antibodies to select pathogens are identified  Tailoredcompositions   Tailored plasma poolsare derived from a unique blend of normal source plasma and plasma obtained from the selected donors  Proprietarytesting   A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies in plasma donor samples

 Strong Balance Sheet & Top Tier Earnings Growth Outlook  Strong Balance Sheet Supports Capital Allocation Optionality  Revenue Growth Driving Top-Tier Earnings Outlook  Screen and identify high-titer RSV plasma donors  Hyperimmune donors with sufficient antibodies to select pathogens are identified  Tailoredcompositions   Tailored plasma poolsare derived from a unique blend of normal source plasma and plasma obtained from the selected donors  Proprietarytesting   A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies in plasma donor samples  5  Upwardly Revised 2024 Guidance:   $MM  Upwardly Revised 2025 Guidance:   (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings  (2) Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Adjusted Net Income to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings

 Commercial Opportunities:  PLASMA PRODUCTS PORTFOLIO  NASDAQ: ADMA

 Plasma Therapeutics  Introduction to Plasma-Derived Therapies and Immunoglobulins (IG)   ADMA’s optimized IG manufacturing process supports the potential to maximize revenue from each liter of plasma while producing life-sustaining and saving therapies  Plasma-derived therapeutics are essential,life-sustaining biologic drugs that replace absent proteins due to genetic and acquired disorders in hundreds of thousands of patients in the U.S.   Many of these naturally occurring proteins are unable to be replaced by new, innovative therapies  Many patients require long-term treatments and some potentially for their entire life   Immunoglobulins (IG) or Intravenous Immune Globulins (IVIG) are pooled plasma-derived products from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens (e.g., bacteria, fungi and viruses)  Only 6 companies currently produce IVIG approved for the U.S. market, including CSL Behring, Grifols, Takeda, Octapharma, BPL and ADMA  Other therapeutic products made from plasma proteins include: albumin, coagulation factors, alpha-1 and C-1 esterase, among others  45%  Red and white Blood Cells and Platelets  55%  Plasma  90%  Water  7%  Protein  3%  Others  60%  Albumin  15%  IgG  24%  Others  1%  Factor VIII  Immunoglobulins (IG)

 IG Market Is Sizeable & Growing  Current $10.5Bn U.S. IG market expected to grow to $20Bn+ by 2030  Aging Population  Geriatric population more susceptible to rare diseases treatable by IG products   Global population of 65+ expected to nearly double by 2050  Rise of Use of IGs in Medicine  Surge in awareness related to treatment of rare diseases with IG products  Widening scope of indications treatable with IG products  Improved Diagnostics   Improvements in diagnostics leading to increased rates of PI diagnoses  Condition remains under-diagnosed; average PI diagnosis still takes 12.4 years  Increased Use of Immunosuppressive Therapeutics  Increased utilization of immuno-oncology agents and other immunosuppressive therapeutics necessitating antibody supplementation  Increase in Number of Plasma Collection Centers  Growing number of plasma collection centers worldwide  Increase in public and private associations that spread awareness and information related to plasma collection  Drivers of IG Market Growth  Source: Marketing Research Bureau, 2022 U.S. Fractionation Market Report, ADMA internal analysis  1. The Plasma Proteins Market In The United States 2022, Marketing Research Bureau Inc., October 2022  2. U.S. IG Market Share by Revenue according to IQVIA (Sept. 2022)  $Bn  ADMA’s peak production capacity could garner a ~1.5-2.5%+ share of the market at scale  ~$10.5Bn U.S. IG Market in2022 Set to Grow to $20Bn+(1)  Market Share of U.S. IG Producers(2)  ‘15-22 CAGR 12%

 In a 40 year study of 473 patients with PI on standard IVIG (3)  Potential Higher-Risk Target Populations (1)   Despite Decades of IG Use, Improved Therapies Still Needed  PI is a class of inherited genetic disorders that causes an individual to have a deficient or absent immune system due to either a lack of necessary antibodies or a failure of these antibodies to function properly  Estimated prevalence of 1:1,200 in the U.S., or approximately 250,000 people  NIH estimates 500,000 undiagnosed PI patients in the U.S.  Over 400 genetic defects are responsible for PI  Patients typically receive monthly outpatient infusions of IVIG therapy  Without this exogenous antibody immune support, these patients would be susceptible to a wide variety of infectious diseases  ~10% Volume Growth Projected for IG to Treat PI (6)  Primary Immunodeficiency is a Significant Market Opportunity  Primary Immunodeficiency (PI) Overview (1)  Class  Est. Incidence (U.S.)  Est. Prevalence  Common variable immune deficiency (CVID)  1 in 25,000 to 1 in 50,000  2,000 to 5,000 patients  Severe combined immune deficiency (SCID) syndrome  ~100 new cases each year  500-1,000 patients on IVIG post-transplant  Wiskott-Aldrich syndrome (WAS)  ~4 in every 1,000,000 males  600 patients on IVIG therapy  DiGeorge syndrome (DGS)  1 in 4,000 births  1,000 patients on IVIG therapy  Ataxia telangiectasia (AT)  1 in 40,000 to 1 in 100,000  3,000 to 8,000 patients  X-linked hyper IgM deficiency (XHMD)  2 in every 1,000,000 males  350 patients on IVIG therapy  X-linked agammagobulinanemia (XLA)  1 in 10,000  3,500 patients more susceptible to viral infections  Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis  Despite standard IG therapy, patients continue to experience recurrent respiratory infection and chronic lung disease (2)(3)  90%  developed chroniclung disease (5)  developed bronchiectasis (5)  PI is a prevalent and under-diagnosed disorder long-treated with IG therapy,but a continual need for improved options remains  experienced recurrent respiratory tract infection (4)  29%  11%  2015 ‒ 2017 IG Volume Growth By Indication  2020 ‒ 2030 IG Volume Growth By Indication  1. Centers for Disease Control, National Institute of Health   2. The broad spectrum of lung diseases in primary antibody deficiencies. Eur Respir Rev. 2018.  3. Morbidity and mortality in common variable immune deficiency over 4 decades.   4. The lung in primary immunodeficiencies: New concepts in infection and inflammation. Front Immunol. 2018.  5. Subclinical infection and dosing in primary immunodeficiencies. Clin Exp Immunol. 2014.  6. Wall Street research

 ASCENIVTM Overview  THE PRODUCTION OF ASCENIV  ONLY IVIG PRODUCT MANUFACTURED USING PATENTED DONOR SCREENINGAND PLASMA POOLING METHODS (1)  IN A 1-YEAR STUDY OF PATIENTS WITH PI,  ASCENIV reported zero serious bacterial infections (SBIs)*   * SBIs were defined as a rate of <1.0 cases of bacterial pneumonia, bacteremia/septicemia, osteomyelitis/septic arthritis, visceral abscess and bacterial meningitis per person-year  PPPY = per patient per year.  Patients and physicians can count on ASCENIV to reduce infection-related quality-of-life impact  Zero hospitalizations due to infection  One patient from the study group was hospitalized because of a postoperative local wound infection from elective surgery  <1 unscheduled medical visits PPPY  24 out of 59 patients (41%) had a total of 54 unscheduled medical visits due to infections  1.7 missed days of work / school / activity PPPY due to infection  23 patients (39%) had a total of 93 missed days of work / school / activity due to infections out of a total of 21,535 patient days (<0.5%)  32.9 days of antibiotic use PPPY  37 patients (63%) used antibiotics due to infection (includes therapeutic use)  Potential additional target populations across patients at risk for RSV infection,including in organ transplants and chemotherapy  Unique IVIG with differentiation based on patented methods for donor selection and pooling process blending normal source and hyperimmune RSV plasma   Indicated for the treatment of patients with primary immunodeficiency (PI)  ADMA received FDA approval in April 2019 and recorded first commercial sale inOctober 2019  Approved and introduced  in April 2019  by ADMA  1. ADMA Biologics patents issued 9,107,906 – 9,714,283 – 9,815,886   2. ASCENIV Prescribing Information, ADMA Biologics, 2019  Plasma pool is derived from a minimum of 1,000 unique donors and blends normal source plasma with RSV plasma   Manufactured through a patented process using source plasma, which is acquired from donors screened using a microneutralization assay to detect and identify which donors possess naturally occurring neutralizing antibody titers to respiratory syncytial virus (RSV)  Plasma collected from U.S. FDA-licensed plasma collection centers   Meets potency requirements for 21CFR640  ASCENIV: FDA-Approved Protection Against Serious Infections  Proven Efficacy in Treating Patients with PI (2)

 BIVIGAM® Overview  The Reintroduction of BIVIGAM  RESULTS FROM ADMA’S STRONG EXECUTION AND REGULATORY EXPERTISE  IN A 1-YEAR STUDY OF PATIENTS WITH PI,  BIVIGAM met all primary endpoints (1)(2)   * Target was 1 SBI / year; 99% CI of 0.136 SBI / patient/year; of 63 adult patients in the enrolled in the study, 58 were included in efficiency analysis PPPY= per patient per year.   Demonstrated protection from serious bacterial infections (SBIs)   0.037 rate of SBIs per year*  During the 12-month study period, 2 serious acute bacterial infections occurred in 2 patients with an onset date between the first infusion of BIVIGAM and the first follow-up visit  197 total infections in 58 patients were reported (3.7 infections PPPY)  86% of patients were administered antibiotics (39.1 days PPPY)  Reduced health-related burdens   Low rate of hospitalizations (0.21 days / PPPY)  2 patients (3.4%) hospitalized for a total of 11 days (0.06%)  Fewer missed days of school / work (2.3 days / PPPY)  21 patients (36%) with total of 122 days (0.6%)  ADMA acquires Boca Raton manufacturing facility and all rights to BIVIGAM and Nabi-HB  June  2017  ADMA works diligently to optimize production processes and bring the facility into FDA compliance; achieved VAI status  FDA Compliance  July  2018  ADMA obtains FDA approval for manufacturing BIVIGAM; first commercial sales in August 2019  May  2019  Ongoing reintroduction of BIVIGAM well-received in a high-demand IG market  Plasma-derived IVIG that contains a broad range of antibodies similar to those found in normal human plasma  Indicated for the treatment of patients with primary immunodeficiency (PI)  ADMA received FDA approval for manufacturing BIVIGAM in May 2019 and recorded first commercial sale in August 2019  Approved and Reintroduced   in May 2019  by ADMA  Production of BIVIGAM is voluntarily suspended by previous owner due to manufacturing and compliance issues  Production Suspended  Dec  2016  1. BIVIGAM Prescribing Information. Boca Raton, FL: ADMA Biologics; 2019  2. A new intravenous immunoglobulin (BIVIGAM) for primary humoral immunodeficiency. Expert Rev Clin Immunol. 2014.  FDA Biologics inspection completed; achieved VAI status   Aug  2021  FDA Compliance  BIVIGAM: FDA-Approved Protection Against Serious Infections  Proven Efficacy in Treating Patients with PI

 Nabi-HB® Overview  THE THREAT OF HEPATITIS B  NABI-HB PROVIDES PROTECTION AGAINST HEPATITIS B INFECTION WITHIN 24 HOURS OF ADMINISTRATION (7)  Anti-HBs = anti-hepatitis B surface antibodies; IU = international units; WHO = World Health Organization; HBIG = hepatitis immunoglobulin; HBV = hepatitis B virus; HIV=human immunodeficiency virus.  Highly protective potency with Nabi-HB (7)  Each milliliter of Nabi-HB contains >312 IU/mL of anti-HBs  The potency of each milliliter of Nabi-HB exceeds the potency of anti-HBs in a U.S. reference hepatitis B immune globulin  The U.S. reference has been tested against the WHO standard and found to be equal to 208 IU/mL  Established brand and distribution channels driving increased utilization in PEP and sexual assault patients  Successfully used for over 20 years to protect against hepatitis B infection among newly exposed individuals (post-exposure prophylaxis PEP)   Manufactured from plasma obtained from vaccinated donors with high titers of antibodies to hepatitis B surface antigen, anti-HBs  Received FDA approval in March 1999 under Nabi Biopharma; recorded first commercial sale under ADMA in April 2018  Approved in March 1999  (via Nabi); marketed by ADMA beginning in June 2017  Delivers highly effective protection (7)  Nabi-HB is 75% effective in preventing an HBV carrier state in those at risk following sexual exposure to persons with acute hepatitis B  If administered as a single dose within 2 weeks of exposure  EFFICACY WHEN ADMINISATERED AS A SINGLE DOSE WITHIN 2 WEEKS OF EXPOSURE  75%  Effective  CDC Recommendations for Prophylaxis: Administering an HBIG with the HBV vaccine series is highly effective in preventing transmission following exposure to HBV (1)  The HBV vaccine series alone takes up to 2 weeks to achieve initial serum levels and 3 doses (across 6 months) to provide seroprotection in ~90% of patients (1)(5)(6)  Waning antibody levels may compromise seroprotection over time  Among immunocompetent HBV vaccine responders, protection lasts 15 to 20 years (1)  ~67% of U.S. adults 19-49 years old do not have adequate HBV vaccination coverage (1)  HBV is 50-100x more infectious than HIV (1)  The risk of blood-borne infections being transmitted after a sexual assault is greater than with consensual sex (1)(2)  Incidence of HBV exposure during sexual assault is unknown since the HBV status of perpetrators is rarely known (3)  Once someone is exposed to HBV, it may take hold and develop into potentially deadly chronic liver disease (4)  Poses An Immediate Threat to Sexual Assault Patients  Seroprotection Remains a Serious Issue  Nabi-HB: FDA-Approved for Enhanced Immunity Against Hepatitis-B   Proven Efficacy in Treating Hepatitis B  1. Centers for Disease Control and Prevention.  2. Middlesex-London Health Unit. Post exposure management: hepatitis B, hepatitis C and HIV  3. Roberts and Hedges' Clinical Procedures in Emergency Medicine and Acute Care  4. World Health Organization  5. Do patients who received only two doses of hepatitis B vaccine need a booster? Cleve Clin J Med. 2014  6. PDR: prescriber’s digital reference. Engerix (hepatitis B vaccine recombinant) drug summary  7. Data on file. ADMA Biologics

 ADMA’s Patented Immunotechnology is Used to Manufacture ASCENIV™  PATENTS ISSUED  9,107,906 - Composition  9,714,283 - Use  9,815,886 - Methods  Expiration 2035  *These patents include the use of IG for treatment and prevention of all viral induced respiratory infections   17

 Commercialization/Distribution Strategy for ADMA’s Immunoglobulins  Identified and engaged with appropriate channel partners that align with our call planand sites-of-service where there is demand across our immunoglobulin portfolio  Distribution channel is well-defined  Inpatients – hospital based  Outpatients – infusion center / physician office / homecare  Well established distribution organizations handle cold-chain products efficiently  Have existing product serialization tracking systems  Have existing relationships with hospital pharmacy buyers and infusion center/homecare purchasing departments  ADMA’s product portfolio offerings have overlapping prescriber call points  Clinical immunologists  Infectious diseases  Hematology/oncology  Critical care & emergency medicine  HOSPITALPHARMACY  TIER ONE INSTITUTIONS  INDEPENDENTINFUSION CENTERS  HOME CARE COMPANIES  INDEPENDENT GPOs  EMERGENCY MEDICINE  INFECTIOUS DISEASE  CLINICAL IMMUNOLOGY  HEMATOLOGY/ONCOLOGY

 Plasma Product Manufacturing Overview  PRODUCTION OF PLASMA-DERIVED THERAPIES  NASDAQ: ADMA

 Fractionation plants are scarce with only a few companies operating FDA approved facilities in the U.S.  World-class, cGMP-compliant plasma fractionation facility and laboratories in Boca Raton, FL; acquired in June 2017   Last FDA compliance inspection completed in August 2021   One of few FDA-approved fractionation facilities in the U.S.  Annual capacity of up to 600,000 liters, or ~2.4M grams of finished IG, supporting a $380M+ revenue opportunity in 2025  Current Production yield of ~3.5-4 g / L and revenue / liter of $600-$800  Patented immunotechnology to screen hyperimmune donors, tailor plasma pool compositions and conduct proprietary antibody detection testing  Capable of full product transfers as well as initial phase plasma product concept development   In-house fill-finish capabilities following the FDA approval of the SA25 Workcell machine   Plasma Intermediates are harvested with each batch of IG produced (e.g., Cryoprecipitate and Fraction V). Potential for up to $20M annual revenue opportunity  ADMA Manufacturing  One of Few Manufacturers of Specialty IGs in the U.S.

 Production of Plasma-Derived Therapies  Approximately 4-6 months – includes all in-process bulk testing and batch record reviewand release by ADMA and any 3rd parties   Cohn-Oncley Cold Ethanol Fractionation Process (Estimated 7-12 Months)   End-to-end control of the supply chain and production processes to produce our productsand leverage our expertise as a CMO for others   Donors  Plasmapheresis  Source plasma for manufacturing   Must include a 45 day hold per FDA regulation   Raw MaterialCollections  1  Manufacturing  Cryoprecipitate  Viral inactivation   II+III Paste / IG / IVIG  Fraction IV  Fraction V  Fractionation (upstream)  Purification (downstream)  Ultra-filtration   Final formulation   2  Filling & Packaging  Filling into vials   Final packaging & labeling  Lot # serialization   3  Release & In-Process Testing  ADMAin-house   3rd party labs  FDA review of   each lot  90 days for certain 3rd party lab release tests  4

 Internal fill-finish production capabilities expected to result in:  Product Labeling, Packaging and Serialization  SA25 Workcell aseptic fill-finish machine received FDA approval  In-house fill-finish capabilities with the FDA approval of theSA25 Workcell   In-house specialty team to oversee third-party operations  Potential to improve final product yield and enhance margins, speed and time to release product to market   Greater product supply consistency  Significantly improved operational efficiencies  Significantlyimproved gross margins  In-House Fill-Finish & Contract Manufacturing OpportunitiesFill-Finish, Packaging and Serialization   Reducedmanufacturing cycle times  Fill-Finish Capabilities  SA25 Workcell Machine Brings Fill-Finish Capabilities In-House

 Plasma Collection Centers  ADMA BIOCENTERS PLASMA COLLECTION NETWORK  NASDAQ: ADMA

 ADMA BioCenters Overview10 FDA-Licensed Centers Supporting Plasma Self-Sufficiency   Plasma collection centers are essential to ensure raw material supply to produce IG and other plasma proteins  ADMA BioCenters consists of a network of10 FDA-licensed plasma collection centers  Growing internal plasma collections from ADMA’s 10 centers supports plasma supply self-sufficiency, which is further supplemented by third party supply agreements to ensure continuity of patient care  ADMA BioCenters collects both hyperimmune and normalsource plasma  In addition to providing plasma supply for ADMA products, collected plasma is sold through supply contracts to leading plasma companies  Complete FDA Licensure of all 10 centers supports plasma supply self-sufficiency

 Milestones, Corporate and Financial Highlights  FINACIAL OVERVIEW  NASDAQ: ADMA

 Experienced Management Team and Board of Directors  NAME  SELECTED CURRENT OR PAST AFFILIATIONS  Adam GrossmanFounder, President, CEO & Director  Brian Lenz, CPAExecutive Vice President, Chief Financial Officer, GM of BioCenters  Dr. Jerrold GrossmanFounder & Vice Chairman  Lawrence GuiheenDirector  Bryant FongDirector  Steven ElmsChairman  Young Kwon, Ph.D.Director  Alison FingerDirector

 Financial Overview  Current Financial Overview  Three Months Ended   December 31, 2023   Three Months Ended   December 31, 2022  Revenues  $73.9M  $50.0M  Gross Profit  $31.1M  $14.2M  Adjusted EBITDA(1)  $18.6M  ($3.5M)  Net Loss  ($17.6M)  ($12.2M)  Adjusted Net Income/(Loss) (2)  $8.5M  ($12.2M)  Cash and cash equivalents  $51.4M  $86.5M  Total assets   $329.2M  $348.5M  Total liabilities  $194.0M  $196.5M  Total stockholders' equity  $135.2M  $152.0M  Weighted Avg. Diluted Common Shares Outstanding  226.0M  202.8M  (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings  (2) Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Adjusted Net Income to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings

 Supply Chain &End-to-End Control   Execute on supply chain robustness and establish end-to-end control  Advance pre-clinical development of newly introduced S. pneumo hyperimmune globulin  Expand BioCenters plasma collection facility network to a total of 10 FDA-licensed centers  Utilize strong balance sheet and forecasted cash flow to opportunistically maximize stockholder value  Enhance Biologics production yield, increasing peak production output and earnings potential  Sustain industry-leading revenue and earnings growth outlook  Complete enrollment in the ASCENIV pediatric PMC study, potentially expanding label  Upcoming Milestones  Expand BioCentersCollection Network  Enhance BiologicsProduction Yield  ASCENIV LabelExpansion  Advance S. pneumoPre-Clinical Dev  MaximizeValue  Drive GrowthOutlook

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